EATON VANCE HIGH INCOME FUND

                                  Supplement to
                       Statement of Additional Information
                                      dated
                                 August 1, 1999


The following is added to the end of the second to last paragraph under "Investment Restrictions" on page 8:

     For as long as a feeder fund of the Portfolio is registered in Taiwan, the total value of the Portfolio's investments in derivative products for hedging or investment purposes will not exceed 15% of total net assets.



November 8, 1999